Sub-Item 77Q3.

i) & ii)	i) & ii)	Stephen D. Foy, as Vice President,
Controller and principal financial officer and Gifford R.
 Zimmerman, Chief Administrative Officer and principal executive officer of the Nuveen Funds, hereby reports, with respect to this Form N-SAR report, that Fund management has evaluated the effectiveness of the Fund's disclosure controls and procedures as of February 24, 2003(the "Evaluation
Date"), which is within 90 days prior to the filing date of the report, and concluded that those disclosure controls and procedures were adequate and effective as of the Evaluation
Date; and that Fund management has concluded that there were no significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their most recent evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.














































iii) CERTIFICATIONS

I, Stephen D. Foy, certify that:

1. I have reviewed this report on Form N-SAR of Nuveen
2. New Jersey Dividend Advantage Municipal Fund
3.
4. Based on my knowledge, this report does not contain any

5. untrue statement of a material fact or omit to state a

6. material fact necessary to make the statements made, in

7. light of the circumstances under which such statements

8. were made, not misleading with respect to the period

9. covered by this report;


10. Based on my knowledge, the financial information
11. included in this report, and the financial statements on
12. which the financial information is based, fairly present in
13. all material respects the financial condition, results of
14. operations, changes in net assets, and cash flows (if the 15. financial statements are required to include a statement of
16. cash flows) of the registrant as of, and for, the periods
17. presented in this report;

4. The registrant's other certifying officers and I are
5. responsible for establishing and maintaining disclosure
6. controls and procedures (as defined in rule 30a-2(c) under 7. the Investment Company Act) for the registrant and have:
a) designed such disclosure controls and procedures to
b) ensure
c) that material information relating to the registrant,
d) including its consolidated subsidiaries, is made known to
e) us by others within those entities, particularly during the
f) period in which this report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have
6. disclosed, based on our most recent evaluation, to the
7. registrant's auditors and the audit committee of the
8. registrant's board of directors (or persons performing the 9. equivalent functions):
a) all significant deficiencies in the design or operation of
b) internal controls which could adversely affect the
c) registrant's ability to record, process, summarize, and
d) report financial data and have identified for the
e) registrant's auditors any material weaknesses in internal
f) controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have
7. indicated in this report whether or not there were
8. significant changes in internal controls or in other factors
9. that could significantly affect internal controls subsequent
10. to the date of our most recent evaluation, including any
11. corrective actions with regard to significant deficiencies
12. and material weaknesses.


Date: 2/28/03










/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller


I, Gifford R. Zimmerman, certify that:

1. I have reviewed this report on Form N-SAR of Nuveen
2.
3. New Jersey Dividend Advantage Municipal Fund

4. Based on my knowledge, this report does not contain any

5. untrue statement of a material fact or omit to state a

6. material fact necessary to make the statements made, in

7. light of the circumstances under which such statements

8. were made, not misleading with respect to the period

9. covered by this report;

10. Based on my knowledge, the financial information

11. included in this report, and the financial statements on

12. which the financial information is based, fairly present in

13. all material respects the financial condition, results of

14. operations, changes in net assets, and cash flows (if the

15. financial statements are required to include a statement of

16. cash flows) of the registrant as of, and for, the periods

17. presented in this report;

4. The registrant's other certifying officers and I are
5. responsible for establishing and maintaining disclosure
6. controls and procedures (as defined in rule 30a-2(c) under 7. the Investment Company Act) for the registrant and have:
a) designed such disclosure controls and procedures to
b) ensure that material information relating to the registrant,
c) including its consolidated subsidiaries, is made known to
d) us by others within those entities, particularly during the
e) period in which this report is being prepared;
b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and
c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have
6. disclosed, based on our most recent evaluation, to the
7. registrant's auditors and the audit committee of the
8. registrant's board of directors (or persons performing the 9. equivalent functions):
a) all significant deficiencies in the design or operation of
b) internal controls which could adversely affect the
c) registrant's ability to record, process, summarize, and
d) report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have
7. indicated in this report whether or not there were
8. significant changes in internal controls or in other factors
9. that could significantly affect internal controls subsequent
10. to the date of our most recent evaluation, including any
11. corrective actions with regard to significant deficiencies
12. and material weaknesses.


Date: 2/28/03










/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer